                                                                     EXHIBIT 1.1

                                1,702,128 Shares
                      Common Shares of Beneficial Interest
                               ($0.001 Par Value)

                             UNDERWRITING AGREEMENT


                                                         February 18, 1998

A.G. EDWARDS & SONS, INC.
One North Jefferson Avenue
St. Louis, Missouri 63103

         The undersigned, Liberty Property Trust, a Maryland real estate investment trust (the "Company"), the sole general partner and a limited partner of Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "Operating Partnership"), hereby confirms its agreement with you (the "Underwriter") as follows:

         1. Description of Shares. The Company proposes to issue and sell to you 1,702,128 shares (the "Shares") of its Common Shares of Beneficial Interest, par value $0.001 per share (the "Common Shares"). The Common Shares are more fully described in the Prospectus hereinafter defined.

         2. Purchase, Sale and Delivery of Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to you, and you agree to purchase from the Company at a purchase price of $25.1175 per share, the Shares.

         The Company will deliver definitive certificates for the Shares at the office of A.G. Edwards & Sons, Inc., 77 Water Street, New York, New York ("Edwards' Office"), or such other place as you and the Company may mutually agree upon (the "Place of Closing"), for your account against payment to the Company of the purchase price for the Shares sold to you by wire transfer of immediately available funds, at 10:00 a.m., St. Louis time, on February 23, 1998, or at such other time and date not later than three full business days thereafter as you and the Company may agree, such time and date of payment and delivery being herein called the "Closing Date."

         The certificates for the Shares so to be delivered will be made available to you for inspection at Edwards' Office (or such other place as you and the Company may mutually agree upon) at least one full business day prior to the Closing Date and will be in such names and denominations as you may request at least one full business day prior to the Closing Date.

         3. Representations, Warranties and Agreements of the Company and the Operating Partnership. (a) The Company and the Operating Partnership, jointly and severally, represent and warrant to and agree with you that, as of the date hereof:

                  (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"); registration statements on Form S-3 (Registration Nos. 333-22211 (the "First Registration Statement") and 333-43267 (the "Second Registration Statement")), including the prospectus relating to the Shares, debt securities of the Operating Partnership and certain other securities referred to therein, any of which may be offered from time to time in accordance with Rule 415 under the Act, and such amendments to such registration statements as may have been required to the date of this Agreement, have been prepared by the Company and the Operating Partnership pursuant to and in conformity with the requirements of the Act, and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, were filed with the Commission under the Act and the First Registration Statement was declared effective on March 7, 1997 and the Second Registration Statement was declared effective on January 7, 1998. Copies of such registration statements, including any amendments, financial statement schedules and exhibits thereto, each related preliminary prospectus contained therein, the financial statements incorporated by reference in each such preliminary prospectus have heretofore been delivered by the Company to you. A prospectus supplement, as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations (the "Prospectus Supplement"), including the related prospectus setting forth or incorporating by reference the terms of the offering, sale and plan of distribution of the Shares and additional information concerning the Company, the Operating Partnership and its subsidiaries (the "Subsidiaries") and their business has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Rules and Regulations). The term "Registration Statement" as used herein means both the First Registration Statement and the Second Registration Statement, each as amended at the time it or any amendment thereto became effective under the Act (the "Effective Date"), including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the Second Registration Statement as of its Effective Date pursuant to paragraph (b) of Rule 430A of the Rules and Regulations. Any document filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the Effective Date of the Second Registration Statement and incorporated by reference in the Prospectus shall be deemed to


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
         be included in the Registration Statement and the Prospectus as of the date of such filing. The term "Prospectus" as used herein means the Prospectus Supplement and the related prospectus supplemented by such Prospectus Supplement (including, in the case of such prospectus, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act as of the date of the Prospectus Supplement and the Closing Date, as the case may be). The term "Preliminary Prospectus" as used herein shall mean the preliminary prospectus included in the Second Registration Statement.

                  (ii) The Commission has not issued, and is not to the knowledge of the Company or the Operating Partnership threatening to issue, an order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, nor has the Commission, to the knowledge of the Company or the Operating Partnership, instituted proceedings for that purpose. Each Preliminary Prospectus at its date of issue, the Registration Statement at its Effective Date, and the Prospectus at its date of issue and any amendments or supplements thereto contains or will contain, as the case may be, all statements which are required to be stated therein by, and in all material respects conform or will conform, as the case may be, to the requirements of, the Act and the Rules and Regulations. Neither the Registration Statement nor any amendment thereto, as of the applicable Effective Date, and neither the Prospectus nor any supplement thereto, as of its applicable issue date or the Closing Date, contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Operating Partnership make no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conforming with, written information furnished to the Company by you specifically for use in the preparation thereof.

                  (iii) The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and the rules and regulations adopted by the Commission thereunder (the "1934 Act Rules and Regulations"), and, when read together and with the other information in the Prospectus, at the time the applicable Registration Statement became effective and at the Closing Date, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.


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
                  (iv) The filing of the applicable Registration Statement and the execution and delivery of this Agreement by the Company and the Operating Partnership have been duly authorized by the Board of Trustees of the Company; this Agreement constitutes a valid and legally binding obligation of the Company and the Operating Partnership enforceable in accordance with its terms (except to the extent the enforceability of the indemnification and contribution provisions of
         Section 6 hereof may be limited by public policy considerations as expressed in the Act as construed by courts of competent jurisdiction, and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally and by general principles of equity); the issue and sale of the Shares by the Company and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a violation of the Company's declaration of trust or bylaws or the Operating Partnership's agreement of limited partnership, each as amended to the date hereof or the Closing Date, as the case may be, or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or of the Operating Partnership or the Subsidiaries under, any statute, or under any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement or other agreement or instrument to which any of the Company, the Operating Partnership or the Subsidiaries is a party or by which they are bound or to which any of the properties or assets of the Company, the Operating Partnership or the Subsidiaries is subject, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Operating Partnership or the Subsidiaries or their properties, except to such extent as does not materially adversely affect the business of the Company, the Operating Partnership and the Subsidiaries taken as a whole; no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation of the transactions herein contemplated, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD"), the New York Stock Exchange, Inc. or under the Act or the Rules and Regulations or any state securities laws.

                  (v) Neither the Company, nor the Operating Partnership or any of the Subsidiaries, taken as a whole, has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree. Except as contemplated in the


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
         Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company, the Operating Partnership and the Subsidiaries, taken as a whole, have not incurred any material liabilities or material obligations, direct or contingent, other than in the ordinary course of business, or entered into any material transactions not in the ordinary course of business, and there has not been any material change in the capital stock or long-term debt of the Company and the Units of limited partnership interest (the "Units") or long-term debt of the Operating Partnership and the Subsidiaries, taken as a whole, or any material adverse change in the condition (financial or other), net worth, business, affairs, management, prospects or results of operations of the Company, the Operating Partnership and the Subsidiaries, taken as a whole. The Company, the Operating Partnership and the Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and paid all taxes shown as due thereon; all tax liabilities are adequately provided for on the books of the Company, the Operating Partnership and the Subsidiaries except to such extent as would not materially adversely affect the business of the Company, the Operating Partnership and the Subsidiaries, taken as a whole; the Company, the Operating Partnership and the Subsidiaries have made all necessary payroll tax payments and are current and up-to-date as of the date of this Agreement; and the Company, the Operating Partnership and the Subsidiaries have no knowledge of any tax proceeding or action pending or threatened against the Company, the Operating Partnership or the Subsidiaries which might materially adversely affect their business or property, taken as a whole.

                  (vi) Except as described in the Prospectus, there is not now pending or, to the knowledge of the Company or the Operating Partnership, threatened or contemplated, any action, suit or proceeding to which any of the Company, the Operating Partnership or the Subsidiaries is a party before or by any court or public, regulatory or governmental agency or body which might be expected to result (individually or in the aggregate) in any material adverse change in the condition (financial or other), business or prospects of the Company, the Operating Partnership and the Subsidiaries, taken as a whole, or might be expected to materially and adversely affect (individually or in the aggregate) the properties or assets thereof, taken as a whole, and there are no contracts or documents of the Company, the Operating Partnership and the Subsidiaries which are required to be filed as exhibits to the applicable Registration Statement by the Act or by the Rules and Regulations which have not been filed as exhibits to the applicable Registration Statement or incorporated by reference therein.

                  (vii) The Company has duly and validly authorized Common Shares as described in the Prospectus; all outstanding Common


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
         Shares conform, and the Shares, when issued will conform, to the description thereof in the Prospectus and have been, or, when issued and paid for will be, duly authorized, validly issued, fully paid and nonassessable; and the issuance of the Shares to be purchased from the Company hereunder is not subject to preemptive rights.

                  (viii) Each of the Company, the Operating Partnership and the Subsidiaries has been duly incorporated or formed, as the case may be, and is a validly existing corporation, real estate investment trust or limited partnership, or other legal entity, as the case may be, in good standing under the laws of the state or other jurisdiction in which it is incorporated or formed, as the case may be. The Company, the Operating Partnership and the Subsidiaries have full power and authority to own, lease and operate their properties and conduct their businesses as described in the Prospectus; each of the Company, the Operating Partnership and the Subsidiaries is duly qualified or registered to do business and is in good standing in each state or other jurisdiction in which its ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company and the Operating Partnership, considered as a single enterprise, to conduct their business as described in the Prospectus; and the outstanding shares of capital stock or ownership interests of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Operating Partnership free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim and are not the subject of any agreement or understanding with any person, except as set forth in the Prospectus.

                  (ix) Ernst & Young LLP, the accounting firm which has certified the financial statements incorporated by reference in the Prospectus and forming a part of the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

                  (x) The consolidated financial statements of the Company together with the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statement and Prospectus fairly present the consolidated financial condition of the Company as of the dates indicated and the consolidated results of operations, shareholders' equity and cash flows for the periods therein specified, in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The summary and selected financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial


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
         statements, have been compiled on a basis consistent with the financial statements presented therein. In addition, the pro forma financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Furthermore, all financial statements required by Rule 3-14 of Regulation S-X ("Rule 3-14") have been included or incorporated by reference in the Registration Statement and the Prospectus and any such financial statements are in conformity with the requirements of Rule 3-14. No other financial statements are required to be set forth or to be incorporated by reference in the Registration Statement or the Prospectus under the Act or the Rules and Regulations thereunder.

                  (xi) Neither the Company, the Operating Partnership nor any of the Subsidiaries is in default with respect to any contract or agreement to which it is a party; provided that this representation shall not apply to defaults which in the aggregate are not materially adverse to the condition, financial or other, or the business or prospects of the Company, the Operating Partnership and the Subsidiaries, taken as a whole.

                  (xii) Neither the Company, the Operating Partnership nor the Subsidiaries is in violation of any laws, ordinances or governmental rules or regulations to which it is subject, including, without limitation, Section 13 of the Exchange Act, and neither the Company, the Operating Partnership nor any of the Subsidiaries has failed to obtain any license, permit, franchise, easement, consent, or other governmental authorization necessary to the ownership, leasing and operation of its properties or to the conduct of its business, which violation or failure would materially adversely affect the business, operations, affairs, properties, prospects, profits or condition (financial or other) of the Company, the Operating Partnership and the Subsidiaries, taken as a whole. Neither the Company, the Operating Partnership nor the Subsidiaries has, at any time during the past five years, (A) made any unlawful contributions to any candidate for any political office, or failed fully to disclose any contribution in violation of law, or (B) made any payment to any state, federal or foreign government official, or other person charged with similar public or quasi-public duty (other than payments required or permitted by applicable law).

                  (xiii) There are no holders of securities of the Company having rights to registration thereof or preemptive rights to purchase Common Shares except as disclosed in the Prospectus and registration rights of persons whose securities have been registered under the Act. Holders of any such registration rights have waived such rights with respect to the offering being made by the Prospectus.

                  (xiv) Except as described in the Prospectus, the Company, the Operating Partnership and the Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor the Operating Partnership or the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the conduct of the business, operations, financial condition or income of the Company, the Operating Partnership and the Subsidiaries, taken as a whole.

                  (xv) The Company, the Operating Partnership and each of the Subsidiaries have good and marketable title to all properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as (i) are described in the Prospectus or (ii) are not material to the business of the Company, the Operating Partnership and the Subsidiaries, taken as a whole. The Company, the Operating Partnership and each of the Subsidiaries have valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by one of them as lessee, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company, the Operating Partnership and such Subsidiaries; to the knowledge of the Company and the Operating Partnership, the use and occupancy of each of the properties of the Company and the Operating Partnership complies in all material respects with all applicable codes and zoning laws and regulations, except for such failures to comply that would not have a material adverse effect on the business operations, use or value of such property; neither the Company nor the Operating Partnership has knowledge of any pending or threatened condemnation or zoning change that will in any material respect affect the size of, use of, improvements of, construction on, or access to any of the properties of the Company and the Operating Partnership or knowledge of any pending or threatened proceeding or action that will in any manner material to the business of the Company and the Operating Partnership, taken as a whole, affect the size of, use of, improvements on, construction on, or access to any of the properties of the Company and the Operating Partnership.

                  (xvi) Title insurance in favor of the Company or the


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
         Operating Partnership (or the Subsidiary that holds title to such property) is maintained with respect to each of the properties owned by the Company or the Operating Partnership in an amount at least equal to the greater of (i) the cost of acquisition of such property of (ii) the cost of construction by the Company or the Operating Partnership of the improvements located on such property (measured at the time of such construction), except, in each case, where the failure to maintain such title insurance would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Operating Partnership, taken as a whole. Title insurance in favor of the mortgagee with respect to properties mortgaged by the Company, the Operating Partnership or any Subsidiary is maintained in an amount equal to the maximum commitment by such mortgagee of the related mortgage loan.

                  (xvii) (a) Except as disclosed in the Prospectus, each of the Company and the Operating Partnership has no knowledge of (a) the presence of any hazardous substances, Hazardous Materials (defined below) on any of its properties, except that which is in compliance with all applicable Environmental Laws (as hereinafter defined) or (b) any spills, releases, discharges or disposals of Hazardous Materials that have occurred or are presently occurring on or from its properties, which presence or occurrence would individually or in the aggregate have a material adverse effect on the conduct of the business, operations, financial condition or income of the Company, the Operating Partnership and the Subsidiaries taken as a whole.

                  (b) Except as disclosed in the Prospectus, each of the Company, the Operating Partnership and the Subsidiaries and their properties (i) are in compliance with all applicable Environmental Laws, (ii) have received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not individually or in the aggregate have a material adverse effect on the conduct of the business, operations, financial condition or income of the Company, the Operating Partnership and the Subsidiaries taken as a whole.

                  (c) The Operating Partnership or the Company has engaged environmental consultants to perform phase I environmental site assessments in general accordance with the ASTM Standard to identify any "recognized environmental conditions" (as defined in the ASTM Standard prior to the purchase of properties by the Operating Partnership or the Company. On


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
         the basis of such phase I environmental site assessments, or such additional investigations as may have been performed based on the findings of a phase I assessment, and, except as described in the Prospectus, the Company and the Operating Partnership have reasonably concluded that no such recognized environmental conditions exist which would, individually or in the aggregate, have a material adverse effect on the conduct of the business, operations, financial condition or income of the Company, the Operating Partnership and the Subsidiaries taken as a whole.

                  (d) As used herein, "Hazardous Material" shall mean substances defined or listed as "hazardous substances," "toxic substances," "hazardous waste," "hazardous materials" or "pollutants" in or under any applicable Federal, state or local law relating to the protection of public health and the environment, including, without limitation, any flammable explosives, radioactive materials, asbestos, polychlorinated biphenyls ("PCBs") and petroleum products and by-products.

                  (e) As used herein, "Environmental Law" shall mean all laws, regulations or ordinances of any Federal, state or local governmental authority having or claiming jurisdiction over any of the Properties (a "Governmental Authority") that are designed to protect public health and the environment or regulate the handling of Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA"), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 5101 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. Section 1251 et seq.), and the Clean Air Act, as amended (42 U.S.C. Section 7401 et seq.), and any and all analogous state or local laws.

                  (xviii) No labor disturbance exists with the employees of the Company, the Operating Partnership or the Subsidiaries or, to the knowledge of the Company and the Operating Partnership, is imminent which would have a material adverse effect on the Company, the Operating Partnership and the Subsidiaries taken as a whole.

                  (xix) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Shares, and the Company is not aware of any such action taken or to be taken by affiliates of the Company.

                  (xx) Neither the Company nor the Operating Partnership is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


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
                  (xxi) The mortgages and deeds of trust encumbering the properties and assets of the Company, the Operating Partnership and the Subsidiaries described in the Prospectus are not convertible into equity securities of the respective entity that owns such properties and assets.

                  (xxii) Property and casualty insurance in favor of the Company or the Operating Partnership is maintained with respect to each of the properties owned by it in an amount and on such terms as is reasonable and customary for businesses of this type.

                  (xxiii) The Company has continuously been organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code") for all taxable years commencing with its taxable year ended December 31, 1994. The Company has filed an election to be taxed as a real estate investment trust for all subsequent taxable years, and no such election has been terminated. The Company's proposed method of operation will permit it to continue to meet the requirements for taxation as a real estate investment trust under the Code.

                  (xxiv) Except as disclosed in the Prospectus, each entity identified in the Prospectus as a tenant of any property, or a subtenant thereof, has entered into a lease or a sublease, if applicable, for the possession of such property; except as disclosed in the Prospectus and to the knowledge of the Company and the Operating Partnership, each such lease is in full force and effect and neither the Company nor the Operating Partnership has notice of any defense to the obligations of the tenant thereunder or any claim asserted or threatened by any person or entity, the absence or unenforceability of which lease, or which defense or claim, if sustained, would have a material adverse effect on the conduct of the business, operations, financial condition or income of the Company, the Operating Partnership and the Subsidiaries, taken as a whole; and except as disclosed in the Prospectus, the lessor under each lease has complied with its obligations under such lease in all material respects and neither the Company nor the Operating Partnership has notice of any default by the tenant under such lease which, individually or in the aggregate with other such defaults as to which the Company or the Operating Partnership has been given notice, would have a material adverse effect on the conduct of the business, operations, financial condition or income of the Company, the Operating Partnership and the Subsidiaries, taken as a whole.

                  (xxv) Any certificate signed by any officer of the Company or by the Company as general partner of the Operating Partnership and delivered to you or to your counsel shall be deemed a representation and warranty by the Company or the Operating Partnership, as the case may be, to you as to the matters covered thereby.

                  (xxvi) A registration statement relating to the Common Shares has been declared effective by the Commission pursuant to the Exchange Act and the Common Shares are duly registered thereunder. The Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance or sale of the Shares, as the case may be.

         4. Additional Covenants. The Company covenants and agrees with you that:

                  (a) The Company will (i) prepare a Prospectus Supplement setting forth the number of Shares covered thereby and such of their terms, if any, as are not otherwise specified in the Prospectus pursuant to which the Shares are being offered and sold, the name of the Underwriter and the number of Shares which the Underwriter has agreed to purchase, the price at which the Shares are to be purchased by the Underwriter from the Company and such other information as the Underwriter and the Company deem appropriate in connection with the offering of the Shares, and file the Prospectus in a form approved by you pursuant to Rule 424(b) under the Act no later than the Commission's close of business on the second business day following the date of the determination of the offering price of the Shares; (ii) not file (and the Operating Partnership will not so file) any amendment to the Registration Statement or supplement to the Prospectus, in either case, relating to the offering and sale of the Shares, of which you shall not previously have been advised and furnished with a copy or to which you shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations; and (iii) promptly notify you after it shall have received notice of the time when any amendment to the Registration Statement relating to the offering and sale of the Shares becomes effective or when any supplement to the Prospectus relating to the offering and sale of the Shares has been filed.

                  (b) The Company or the Operating Partnership, as the case may be, will advise you promptly, after it shall receive notice or obtain knowledge, of any request of the Commission for amendment of the Registration Statement relating to the offering and sale of the Shares or for supplement to the Prospectus relating to the offering and sale of the Shares or for any additional information relating to the offering and sale of the Shares, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement relating to the offering and sale of the Shares or the use of the Prospectus relating to the offering and sale of the Shares or of the institution or threatening of any proceedings for that purpose relating to the offering and sale of the Shares, and the Company and the

         Operating Partnership will use their best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus in connection with the offering and sale of the Shares and to obtain as soon as possible the lifting thereof, if issued.

                  (c) The Company will cooperate with you and your counsel in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as you may have designated and will make such applications, file such documents, and furnish such information as may be necessary for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent or to subject itself to taxation as doing business in any jurisdiction where it is not now so taxed. The Company will, from time to time, file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request, subject to the foregoing provision.

                  (d) The Company will deliver to you, without charge, as many copies of the Prospectus (including all documents incorporated by reference therein), or as it thereafter may be amended or supplemented in connection with the offering and sale of the Shares, as you may from time to time reasonably request. The Company consents to the use of such Prospectus by you, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered, and for such other purposes as may be legally required in connection with the offering or sale of the Shares. The Company will deliver to you at or before the Closing Date two conformed copies of the Registration Statement and all amendments thereto, including all exhibits filed therewith or incorporated by reference therein and all documents incorporated by reference in the Prospectus and will deliver to you such number of copies of the Registration Statement, without exhibits, and of all amendments thereto, as you may reasonably request.

                  (e) If, during the period in which a prospectus is required by law to be delivered by an underwriter or dealer in connection with the offering and sale of the Shares, any event shall occur as a result of which, in the judgment of the Company or in your judgment or in the opinion of your counsel, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus in connection with the offering and sale of the Shares to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law.

                  (f) The Company will make generally available to its shareholders and will file as an exhibit in a report pursuant to the Exchange Act, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

                  (g) The Company will, for a period of five years from the Closing Date, deliver to you at your principal executive offices a reasonable number of copies of annual reports, quarterly reports, current reports and copies of all other documents, reports and information furnished by the Company to its shareholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act. The Company will deliver to you similar reports with respect to any significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company financial statements. Any report, document or other information required to be furnished under this paragraph (g) shall be furnished as soon as practicable after such report, document or information becomes available.

                  (h) The Company will apply the proceeds from the sale of the Shares as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all respects with the requirements of Item 504 of Regulation S-K of the Commission.

                  (i) The Company will supply you with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Act.

                  (j) Prior to the Closing Date, the Company will furnish to you, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements included in the Registration Statement and the Prospectus.

                  (k) Prior to the Closing Date, the Company will not issue any press releases or other communications directly or indirectly and will hold no press conference, with respect to the Company or any of its subsidiaries, the financial condition, results of operations, business, properties, assets or liabilities of the Company or any of its subsidiaries, or the offering of the Shares, without your prior written consent.

                  (l) The Company will use its best efforts to obtain approval for, and maintain the listing of the Shares on, the New York Stock Exchange.

                  (m) The Company and the Operating Partnership will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls which provide reasonable assurance that (1) transactions are executed in accordance with management's authorization, (2) transactions are recorded as necessary to permit the preparation of the Company's consolidated financial statements and to maintain accountability for the assets of the Company, the Operating Partnership and the Subsidiaries, (3) access to the assets of the Company, the Operating Partnership and the Subsidiaries is permitted only in accordance with management's authorization, and (4) the recorded accounts of the assets of the Company, the Operating Partnership and the Subsidiaries are compared with existing assets at reasonable intervals.

                  (n) During any period in which a prospectus is required by law to be delivered by an Underwriter or dealer in connection with the offering and sale of the Shares, the Company and the Operating Partnership will promptly file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

                  (o) The Company will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust" under the Code.

         5. Conditions of Underwriter's Obligation. Your obligations, as Underwriter to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy in all material respects, as of the dare hereof and as of the Closing Date, of the representations and warranties of the Company and the Operating Partnership contained herein, to the performance in all material respects by the Company of its covenants and obligations hereunder, and to the following additional conditions:

                  (a) All filings in connection with the offering and sale of the Shares required by Rule 424 of the Rules and Regulations shall have been made. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceeding for that purpose shall have been initiated or, to your knowledge or the knowledge of the Company or the Operating Partnership, threatened or contemplated by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise in connection with the offering and sale of the Shares) shall have been complied with to your reasonable satisfaction.

                  (b) You shall not have disclosed in writing to the Company, on or prior to the Closing Date, that the Registration Statement or Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of your counsel, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) On the Closing Date, you shall have received the opinions of Wolf, Block, Schorr and Solis-Cohen LLP and Weinberg & Green, LLC, counsel for the Company, addressed to you and dated the Closing Date, as to the matters set forth in Schedule I attached hereto.

                  (d) You shall have received on the Closing Date, from Chapman and Cutler, your counsel, such opinion or opinions, dated the Closing Date with respect to the organization of the Company, the validity of the issuance of the Shares, the Registration Statement, the Prospectus and other related matters as you may reasonably require; the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on such matters.

                  (e) You shall have received at or prior to the Closing Date from Chapman and Cutler a memorandum or memoranda, in form and substance satisfactory to you, with respect to the qualification for offering and sale by you of the Shares under state securities or Blue Sky laws of such jurisdictions as you may have designated to the Company.

                  (f) On the date of this Agreement and on the Closing Date, you shall have received from Ernst & Young, LLP, a letter or letters, dated the date of this Agreement and the Closing Date, respectively, in form and substance satisfactory to you, confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the published Rules and Regulations, and stating to the effect set forth in Schedule II hereto.

                  (g) Except as contemplated in the Prospectus, (i) neither the Company, the Operating Partnership nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company, the Operating Partnership nor any of the Subsidiaries shall have incurred any liability or obligation, direct or contingent, or entered into transactions, and there shall not have been any change in the Common Shares, the Units or long-term debt of the Company, the Operating Partnership and the Subsidiaries or any change in the condition (financial or other), net worth, business, affairs, management, prospects or results of operations of the Company, the Operating Partnership or the Subsidiaries, the effect of which, in any such case described in clause (i) or (ii), is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus.

                  (h) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the American Stock Exchange or the establishing on such exchanges by the Commission or by such exchanges of minimum or maximum prices which are not in force and effect on the date hereof; (ii) a general moratorium on commercial banking activities declared by either federal or state authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the offering or the delivery of the Shares in the manner contemplated in the Prospectus; (iv) any calamity or crisis, change in national, international or world affairs, act of God, change in the international or domestic markets, or change in the existing financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause (iv) makes it impracticable or inadvisable to proceed with the offering or the delivery of the Shares in the manner contemplated in the Prospectus; or (v) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule, or order of any court or other governmental authority, or the taking of any action by any federal, state or local government or agency in respect of fiscal or monetary affairs, if the effect of any such event specified in this clause (v) in your judgment makes it impracticable or inadvisable to proceed with the offering or the delivery of the Shares in the manner contemplated in the Prospectus.

                  (i) You shall have received certificates, dated the Closing Date and signed by the Chief Executive Officer or the President and the Chief Financial Officer of the Company stating that (i) they have examined the Registration Statement and the Prospectus as amended or supplemented and all documents incorporated by reference therein and nothing has come to their attention that would lead them to believe that (i) either the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any documents incorporated by reference therein, as of their respective effective, issue or filing dates, as the case may be, or (ii) the Prospectus, as amended or supplemented, and when read together with the documents incorporated by reference therein, as of the Closing Date, contained or contains, as of such date, any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, that
         (ii) all representations and warranties made herein by the Company and the Operating Partnership are true and correct in all material respects at the Closing Date, with the same effect as if made on and as of the Closing Date, and all agreements herein to be performed by the Company on or prior to the Closing Date have been duly performed in all material respects.

                  (j) The Company and the Operating Partnership shall not have failed, refused, or been unable, at or prior to the Closing Date to have performed in all material respects any agreement on their part to be performed or any of the conditions herein contained and required to be performed or satisfied by them at or prior to the Closing Date.

                  (k) The Company and the Operating Partnership shall have furnished to you at the Closing Date such other certificates as you may have reasonably requested as to the accuracy, on and as of the Closing Date, of the representations and warranties of the Company and the Operating Partnership herein and as to the performance by the Company and the Operating Partnership of their obligations hereunder. (l) The Shares shall have been approved for trading on the New York Stock Exchange upon official notice of issuance thereof.

         All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to you and to Chapman and Cutler, your counsel. The Company and the Operating Partnership will furnish you with such conformed copies of such opinions, certificates, letters and documents as you may request.

         If any of the conditions specified above in this Section 5 shall not have been satisfied at or prior to the Closing Date or waived by you in writing, this Agreement may be terminated by you on notice to the Company.

         6. Indemnification. (a) The Company and the Operating

Partnership will indemnify and hold harmless you and each person, if any, who controls you within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which you or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any blue sky application or other document executed by the Company or the Operating Partnership or based on any information furnished in writing by the Company or the Operating Partnership, filed in any jurisdiction in order to qualify any or all of the Shares under the securities laws thereof ("Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse you and each such controlling person for any legal or other expenses reasonably incurred by you or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Operating Partnership shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or such amendment or supplement, or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by you, specifically for use in the preparation thereof; and provided, further, that if any Preliminary Prospectus or the Prospectus contained any alleged untrue statement or allegedly omitted to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they were made, not misleading and such statement or omission shall have been corrected in a revised Preliminary Prospectus or in the Prospectus or in an amended or supplemented Prospectus, the Company and the Operating Partnership shall not be liable to you or controlling persons under this subsection (a) with respect to such alleged untrue statement or alleged omission to the extent that any such loss, claim, damage or liability of such person results from the fact that you sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, such revised Preliminary Prospectus or Prospectus or amended or supplemented Prospectus. In addition to its other obligations under this Section 6(a), the Company and the Operating Partnership agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(a), it will reimburse you on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligation of the Company and the Operating Partnership to reimburse you for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. This indemnity agreement shall be in addition to any liabilities which the Company and the Operating Partnership may otherwise have.

         (b) You will indemnify and hold harmless the Company and the Operating Partnership, each of the Company's trustees, each of the Company's officers who have signed the Registration Statement and each person, if any, who controls the Company or the Operating Partnership within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, the Operating Partnership or any such trustee, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any amendment or supplement thereto, or any Blue Sky Application or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such Preliminary Prospectus or the Prospectus, such amendment or supplement, or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by you specifically for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the Company, the Operating Partnership or any such trustee, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. In addition to your other obligations under this Section 6(b), you agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(b), you will reimburse the Company and the Operating Partnership on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of your obligation to reimburse the Company and the Operating Partnership for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. This indemnity agreement shall be in addition to any liabilities which you may otherwise have.

         (c) Any party which proposes to assert the right to be indemnified under this Section 6 shall, within ten days after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party under this Section 6, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve such indemnifying party from any liability which it may have to any indemnified party under this Section 6 unless such indemnifying party has been materially prejudiced by such omission and such omission shall not relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party at the expense of the indemnifying party has been authorized by the indemnifying party, (ii) the indemnified party shall have been advised by such counsel in a written opinion that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense, or certain aspects of the defense, of such action (in which case the indemnifying party shall not have the right to direct the defense of such action with respect to those matters or aspects of the defense on which a conflict exists or may exist on behalf of the indemnified party) (provided, however, that the indemnifying party shall not be required to pay the fees and expenses of more than one counsel for all of the indemnified parties entitled to separate counsel pursuant to this clause (ii))or
(iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action, in any of which events such fees and expenses to the extent reasonable and applicable shall be borne by the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent. Each indemnified party, as a condition of such indemnity, shall cooperate in good faith with the indemnifying party in the defense of any such action or claim.

         (d) If the indemnification provided for in this Section 6 is for any reason, other than pursuant to the terms thereof, judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right to appeal) to be unavailable to an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership, on the one hand, and you, on the other hand, from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault, as applicable, of the Company and the Operating Partnership, on the one hand, and you, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as other relevant equitable considerations. The relative benefits received by, as applicable, the Company and the Operating Partnership taken together and you shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by you, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership, on the one hand, or you, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Partnership and you agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), you shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by you and sold in the offering were offered exceeds the amount of any damages which you have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         7. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company, the Operating Partnership and you contained herein or in certificates delivered pursuant hereto, including your agreements contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of you or any controlling person, the Company and the Operating Partnership or any of their officers, trustees or any controlling persons, and shall survive delivery of the Shares to you hereunder.

         8. Effective Date and Termination. (a) This Agreement shall become effective upon execution.

         (b) This Agreement may be terminated by you at any time at or prior to the Closing Date by notice to the Company if any condition specified in Section 5 hereof shall not have been satisfied on or prior to the Closing Date. Any such termination shall be without liability of any party to any other party except as provided in Sections 6 and 9 hereof.

         If you terminate this Agreement as provided in Sections 8(b), you shall notify the Company by telephone or telegram, confirmed by letter.

         9. Cost and Expenses. The Company will bear and pay the costs and expenses incident to the registration of the Shares and public offering thereof, including, without limitation, (a) the fees and expenses of the Company's accountants and the fees and expenses of counsel for the Company, (b) the preparation, printing, filing, delivery and shipping of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto (c) the furnishing of copies of such documents to you, (d) the registration or qualification of the Shares for offering and sale under the securities laws of the various states, including the reasonable fees and disbursements of your counsel relating to such registration or qualification,
(e) the fees payable to the NASD (if any) and the Commission in connection with their review of the proposed offering of the Shares, (f) all printing and engraving costs related to preparation of the certificates for the Shares, including transfer agent and registrar fees, (g) all initial transfer taxes, if any, (h) all fees and expenses relating to the authorization of the Shares for trading on the New York Stock Exchange, (i) all travel expenses, including air fare and accommodation expenses, of representatives of the Company in connection with the offering of the Shares and (j) all of the other costs and expenses incident to the performance by the Company of the registration and offering of the Shares; provided, however, that you will bear and pay the fees and expenses of your counsel (other than fees and disbursements relating to the registration or qualification of the Shares for offering and sale under the securities laws of the various states), your out-of-pocket expenses, and any advertising costs and expenses incurred by you incident to the public offering of the Shares.

         If this Agreement is terminated by you in accordance with the provisions of Section 8(b), the Company shall reimburse you for all of your out-of-pocket expenses, including the reasonable fees and disbursements of your counsel.

         10. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed c/o A.G. Edwards & Sons, Inc. at One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: Syndicate, facsimile number (314) 289-7387, or if sent to the Company shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to the Company at 65 Valley Stream Parkway, Suite 100, Malvern, Pennsylvania 19355, Attention: General Counsel, facsimile number (610) 644-4129.

           11. Parties. This Agreement shall inure to the benefit of and be binding upon you and the Company and the Operating Partnership and each of your and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, corporation or other entity, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and trustees referred to in
Section 6, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons and said officers and trustees, and for the benefit of no other person, corporation or other entity. No purchaser of any of the Shares from you shall be construed a successor or assign by reason merely of such purchase.

         12. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         13. Pronouns. Whenever a pronoun of any gender or number is used herein, it shall, where appropriate, be deemed to include any other gender and number.

         14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         If the foregoing is in accordance with your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Operating Partnership and you.


                               LIBERTY PROPERTY TRUST


                                                 By: /s/ George J. Alburger, Jr.
                                                     --------------------------

                                                 Name: George J. Alburger, Jr.
                                                       -----------------------

                                                 Title: Chief Financial Officer
                                                        -----------------------

                               LIBERTY PROPERTY LIMITED
                                        PARTNERSHIP

                               By:  Liberty Property Trust, as its sole
                                    general partner

                                                 By: /s/ George J. Alburger, Jr.
                                                     --------------------------

                                                 Name: George J. Alburger, Jr.
                                                       -----------------------

                                                 Title: Chief Financial Officer
                                                        -----------------------

         Accepted in St. Louis,
         Missouri as of the date
         first above written.

         A.G. Edwards & Sons, Inc.

         By: /s/ Richard H. Giles
            -------------------------
         Name: Richard H. Giles
              -----------------------
         Title: Managing Director
               ----------------------